UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement. On May 15, 2020 at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Seattle Genetics, Inc. (the “Company”), the Company’s shareholders approved the amendment and restatement of the Company’s Amended and Restated 2007 Equity Incentive Plan (the “EIP”) to, among other things, increase the aggregate number of shares of the Company’s common stock authorized for issuance under the EIP by 6,000,000 shares.

The amendment and restatement of the EIP (as so amended and restated, the “Restated EIP”), previously had been approved, subject to shareholder approval, by the Board of Directors of the Company. The Restated EIP became effective immediately upon shareholder approval at the Annual Meeting.

A more detailed summary of the material features of the Restated EIP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2020 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Restated EIP, which is attached as Appendix A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the four proposals listed below. The final results of the votes regarding each proposal are set forth below. The proposals are described in the Proxy Statement.

1.	To elect the following three Class I directors to hold office until the Company’s 2023 Annual Meeting of Shareholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David W. Gryska	155,365,252	2,020,978	30,603	7,564,922
John A. Orwin	117,934,969	39,451,217	30,647	7,564,922
Alpna H. Seth, Ph.D.	156,938,489	444,848	33,496	7,564,922

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,358,302	7,864,729	193,802	7,564,922

3.	To approve the amendment and restatement of the EIP to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,416,743	2,897,150	102,940	7,564,922

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,414,525	1,482,533	84,697	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 19, 2020	By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer